                                                                   EXHIBIT 23.4


                               September 26, 1997


                          CONSENT OF FINANCIAL ADVISOR

         We hereby consent to the references to our firm in the Proxy Statement included in Big Lake Financial Corporation's Registration Statement on Form S-4.

                                        Mercer Capital Management, Inc.

                                        By:  /s/ Jeff Davis, ASA, CFA
                                            --------------------------------
                                            Vice President